DUNHAM FUNDS

Supplement dated November 2, 2020 to the Statement of Additional Information dated

February 28, 2020

This Supplement updates and supersedes any contrary information contained in the Statement of Additional Information.

Effective October 31, 2020, Michael K. Green resigned as trustee of the Dunham Funds. All references to Mr. Green are deleted.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference